Financial Risk Management Objectives	12 Months Ended
Dec. 31, 2019
Disclosure Of Financial Instruments [Abstract]
Financial Risk Management Objectives
27.	FINANCIAL RISK MANAGEMENT OBJECTIVES

Financial risks are those derived from financial instruments the Company is exposed to during or at the closing of each fiscal year. The objective of the Company’s financial risk management is to minimize its risk exposure against various financial risks, which include market risk, credit risk and liquidity risk. The Company uses derivative instruments to cover certain risks when it considers them necessary. It is the Company’s policy that no trading in derivatives for speculative purposes shall be undertaken.

The Company manages its exposure to key financial risks, as described in the succeeding paragraphs.

27(a)Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market prices comprise four types of risk: interest rate risk, equity price risk, foreign currency risk and commodity price risk. Financial instruments affected by market risk include loans and borrowings, financial instruments at fair value through profit or loss, and financial instruments at fair value through other comprehensive income.

The sensitivity analysis in the following sections relate to the position as of December 31, 2019 and 2018.

The analysis excludes the impact of movements in market variables on the carrying value of other post-retirement obligations provisions and on the non-financial assets and liabilities of foreign operations.

(i)	Interest rate risk

The Company’s exposure to interest rate risk arises from borrowing at floating interest rates. Changes in interest rate will affect future cash flows but not the fair value. Less than 25% of the Company’s financial liabilities bear floating interest rate, and the rest of its financial liabilities bear fixed interest rate which are close to the market rate or are non-interest bearing.

At the reporting dates, a change of 30 basis points of interest rate in a reporting period could cause the profit for the years ended December 31, 2019 and 2018 to increase/decrease by $46 and $64, respectively.

(ii)	Equity price risk

The Company’s exposure to equity price risk arises from unquoted instrument held by the Company and classified in the balance sheet as non-current financial assets at fair value through other comprehensive income.

The fair value and the sensitivity analysis of the held equity instrument are disclosed in Note 11(d).

27.	FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)

27(a)Market risk (continued)

(i)	Foreign currency risk

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company’s exposure to the risk of changes in foreign exchange rates arise from sales, purchases and borrowings by operating units in currencies other than the unit’s functional currency. The Company’s principal operations are located in Thailand, the PRC, Singapore and Australia and a substantial portion of its revenues are denominated in Thai Baht, RMB, Australian dollars or Singapore dollars, whereas a substantial portion of the Company’s cost of sales are denominated in US dollars, its reporting currency. Any devaluation of the functional currencies of the Company’s principal subsidiaries against the US dollar would likely have an adverse impact on the operations of the Company. The Company currently does not maintain a foreign currency hedging policy. However, management monitors the foreign exchange exposure and will consider hedging significant foreign currency exposure should the need arise.

The balance of financial assets and liabilities denominated in a currency different from the Company’s each functional currency are summarized below.

	Financial Assets		Financial Liabilities
	As of December 31,		As of December 31
	2019	2018	2019	2018
United States dollar (USD)	19,263	21,529	4,802	25,733
Thai Baht (THB)	346	349	87,779	30
Singapore dollar (SGD)	233	170	20	62
Taiwan dollar (TWD)	9,711	5,227	7,648	4,872
Renminbi (RMB)	119	19	—	179
Hong Kong dollar (HKD)	7,526	20,005	83	43
Australian dollar (AUD)	—	66	—	—
Euro (EUR)	—	—	—	199
Japanese yen (JPY)	—	—	—	14,768

Foreign currency sensitivity

The following table demonstrates the sensitivity of the Company’s profit before tax and equity to a reasonably possible change of each foreign currency exchange rates against all other non-functional currencies, with all other variables held constant.

	Change rate	USD	THB	SGD	TWD	RMB	HKD	AUD	JPY	EUR
	5%	723	(147)	8	3	1	48	—	—	—
2019	-5%	(723)	147	(8)	(3)	(1)	(48)	—	—	—

	5%	(210)	—	4	1	(1)	127	2	(7)	(11)
2018	-5%	210	—	(4)	(1)	1	(127)	(2)	7	11

27.	FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)
(iv)	Commodity price risk

The Company is affected by the volatility of certain commodities. Copper is the principal raw material used by the Company. The Company purchases copper at price closely related to the prevailing international spot market on the London Metal Exchange for copper. The price of copper is influenced heavily by global supply and demand as well as speculative trading. Consequently, a change in the price of copper will have a direct effect on the Company’s cost of sales.  The Company does not use derivative instruments to hedge the price risk associated with the purchase of this commodity.  However, we cover some of these risks through long-term purchase contracts.

Commodity price sensitivity

The following table shows the potential effect of price changes in copper.

	Change in year-end price	Effect on profit before tax	Effect on equity
	US$’000	US$’000	US$’000
2019	+16%	(3,473)	N/A
Copper	-16%	3,473	N/A

2018	+23%	6,461	N/A
Copper	-23%	(6,461)	N/A

On average, copper composes around 82% and 85% of the product cost in 2019 and 2018, respectively. The above sensitivity analysis is based on the most significant fluctuation rate of the month in 2019 as compared to the same month in 2018 and the most significant fluctuation rate of the month in 2018 as compared to the same month in 2017 and one month manufacturing lead time to estimate its impact on profit before tax in 2019 and 2018, respectively.

27(b)Credit risk

Credit risk arises from cash and cash equivalents, bank deposits, foreign currency forward contracts, trade receivables, contract assets, other receivables excluding bank deposits, and amounts due from related parties. The Company’s exposure to credit risk arises from default of counterparty, with maximum exposure equal to the carrying amount of these financial instruments.

(i)	Risk management

The Company maintains cash and cash equivalents, as well as bank deposits with various financial institutions located in Singapore, Thailand, Australia, Hong Kong and the People’s Republic of China. The Company’s policy is designed to limit its exposure to any one institution. The Company performs periodic evaluations of the relative credit standing of those financial institutions that are considered in the Company’s investment strategy.

Foreign currency forward contracts are only used for economic hedging purposes and not as speculative investments. The counterparties on these forward contracts are banks with international operations and good credit quality.

27.	FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)

27(b)Credit risk (continued)

Concentrations of credit risk with respect to trade receivables and contract assets are limited due to the large number of entities comprising the Company’s customer base. The Company analysis the credit risk for each of the new clients before credit limits are offered. Internal risk control assesses the credit quality of the customers, taking into account their financial position, past experience and other factors. The Company carefully assesses the financial strength of its customers and generally does not require any collateral. Compliances with credit limits are monitored, and exceptions beyond a certain threshold are discussed regularly. Customers’ credit terms are extend over time only when they establish good payment patterns with the Company. Other receivables excluding bank deposits mainly contain doubtful receivables from customers. The Company obtained collateral in respect of those material receivables, and performed the valuation of the collateral.

The Company enters into transactions with related parties in the ordinary course of its business. Refer to Note 24(c) for the Company’s general credit risk management practices.

(ii)	Definition of default

The Company considers the following as constituting an event of default for internal credit risk management purposes as historical experience indicates that financial assets that meet either of the following criteria are generally not recoverable:

►	when there is a breach of financial covenants by the debtor; or
►

information developed internally or obtained from external sources indicates that the debtor is unlikely to pay its creditors, including the Company, in full (without taking into account any collateral held by the Company).

(iii)	Measurement and recognition of expected credit losses

The Company recognizes a loss allowance for expected credit losses on trade receivables and contract assets by using a provision matrix. Refer to Note 12(c) for the approach used to measure expected credit losses of trade receivables, Note 12(b) for the loss allowance recognized, and Note 12(a) for changes in the loss allowance on trade receivables. While contract assets are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial.

The Company applies the general approach for all other financial assets that are subject to the expected credit loss model. The expected credit losses of the respective financial instruments for the years ended December 31, 2019 and 2018 were immaterial. While cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified impairment loss was also immaterial.

(iv)	Write off policy

Financial instruments are written off when there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with the Company, and a failure to make contractual payments for a period of greater than generally 90 days past due.

(v)	Concentrations of credit risk

As of December 31, 2019 and 2018, trade receivables from one customer represented 9.31% and 8.2% of total trade receivables of the Company, respectively. The credit concentration risk of other trade receivables is insignificant.

27.	FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)

27(c)Liquidity risk

Liquidity risk arises from the financial liabilities of the Company and its subsidiaries and their subsequent ability to meet obligations to repay their financial liabilities as and when they fall due. Management manages the Company’s liquidity risk by closely monitoring cash flow from the operations. The Company has about $54 million in cash and cash equivalents, $208 million in unutilized amounts of bank loans, and the total financial liabilities is $35 million at the reporting date, which for financial assets and liabilities results in a net asset position. Liquidity risk is considered low as of December 31, 2019.  Refer to Note 29 for development subsequent to year end.

The table below summarizes the maturity profile of the Company’s financial liabilities based on contractual undiscounted payment obligations.

	< 1 year	2 to 3 years	4 to 5 years	> 5 years	Total
	US$’000	US$’000	US$’000	US$’000	US$’000
As of December 31, 2019
Financial liabilities
Interest-bearing loans and borrowings	11,484	—	—	—	11,484
Trade and other payables	16,879	—	—	—	16,879
Due to related parties	3,284	—	—	—	3,284
Financial liabilities at fair value through profit or loss	3	—	—	—	3
Lease liability	656	910	444	1,182	3,192
	32,306	910	444	1,182	34,842

As of December 31, 2018
Financial liabilities
Interest-bearing loans and borrowings	25,151	—	—	—	25,151
Trade and other payables	21,127	—	—	—	21,127
Due to related parties	2,997	—	—	—	2,997
Financial liabilities at fair value through profit or loss	142	—	—	—	142
Finance lease liability	47	36	11	—	94
	49,464	36	11	—	49,511

27(d)Capital management

The primary objectives of the Company’s capital management are to safeguard the Company’s ability to continue as a going concern and maintain healthy capital ratios in order to support its business, maximize shareholders’ value and to maintain an optimal capital structure to reduce the cost of capital.

The Company manages its capital structure and makes adjustments to it, in light of changes in economic conditions and the risks characteristics of the underlying assets. To maintain or adjust the capital structure, the Company may adjust the dividend payment to shareholders, return capital to shareholders, issue new shares or conduct stock repurchase programs. The Company is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2019 and 2018.

27.	FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)

27(d)Capital management (continued)

In line with industry practices, the Company monitors capital using a gearing ratio, which is net debt divided by total capital plus net debt. The Company includes within net debt, interest bearing loans and borrowings, trade and other payables, less cash and cash equivalents.

	As of December 31,
	2019	2018
	US$’000	US$’000
Interest bearing loans and borrowings	11,356	24,814
Trade and other payables	16,879	21,127
Less: cash and cash equivalents	(53,673)	(60,778)
Net debt	(25,438)	(14,837)
Total Equity	228,435	221,816
Capital and net debt	202,997	206,979
Gearing ratio	0.0%	0.0%

The Company has no direct business operations other than its ownership of the capital stock of its subsidiaries and equity investees holdings. As a holding company, the Company’s ability to pay dividends, as well as to meet its other obligations, depends upon the amount of distributions, if any, received from the Company’s operating subsidiaries and other holdings and investments.  The Company’s operating subsidiaries and other holdings and investments, from time to time, may be subject to restrictions on their ability to make distributions to the Company, including as a result of restrictive covenants contained in loan agreements, restrictions on the conversion of local currency earnings into U.S. dollars or other hard currency and other regulatory restrictions.  For example, PRC legal restrictions permit payments of dividends by our business entities in PRC only out of their retained earnings, if any, determined in accordance with relevant PRC accounting standards and regulations.  Under PRC law, such entities are also required to set aside a portion of their net income each year to fund certain reserve funds.  These reserves are not distributable as cash dividends.  The foregoing restrictions may also affect the Company’s ability to fund operations of one subsidiary with dividends and other payments received from another subsidiary.

27(e)Collateral

The credit lines of the Company were collateralized by:

(i)	Mortgage of the Company’s land, buildings, machinery and equipment, investment properties and land use rights with a total carrying amount of $15,099 at December 31, 2019 (2018: $9,084);
(ii)	Pledge of other receivables of $4,847 at December 31, 2019 (2018: $7,525) ;
(iii)	Corporate guarantee issued by the Company and a subsidiary of the Company.
(iv)	A trading facility was secured by all the assets and uncalled capital with total carrying amount of $27,454 of a subsidiary as of December 31, 2019 (2018: $ 27,731).

The weighted average interest rates on bank loans and overdrafts as of December 31, 2019 and 2018 were 3.72% and 3.68% per annum, respectively.